EXHIBIT 10.9

                                 PROMISSORY NOTE

$400,000.00 U.S.                                         February 1, 2005
                                                         Jersey City, New Jersey

         FOR VALUE RECEIVED, ARIEL WAY, INC., a Delaware corporation (hereafter "Borrower"), promises to pay to the order of CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (hereafter "Lender"), at its office located at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302, or at such other location or address as Lender may direct from time to time, the principal sum of Four Hundred Thousand Dollars ($400,000) (the "Principal Amount"), said principal being payable as follows:

         The Principal Amount of this Note shall be funded on the date hereof (the "Closing"). The entire Principal Amount of this Promissory Note plus twelve percent (12%) interest on an annualized basis shall be due within one hundred twenty (120) days from the date hereof (the "Maturity Date"). The Lender shall be entitled a commitment fee of seven and one half percent (7.5%) discount on the Principal Amount, which shall be deducted form the gross proceeds held in escrow of the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions. In the event the Borrower fails to pay the Principal Amount plus interest by the Maturity Date, the Borrower shall be subject to the applicable interest rate as set forth herein.

         Contemporaneously with the execution and delivery of this Promissory Note, the Borrower, Arne Dunhem and the Lender are executing and delivering a Pledge and Escrow Agreement substantially in the form attached hereto as Exhibit A (the "Pledge Agreement") pursuant to which Arne Dunhem has agreed to provide the Lender a pledge in One Million Five Hundred Thousand (1,500,000) shares of common stock of Mobilepro Corp. owned by him to secure the Borrower's obligations under this Promissory Note to the Lender.

         Contemporaneously with the execution and delivery of this Promissory Note, Arne Dunhem and the Lender are executing and delivering a Guaranty Agreement substantially in the form attached hereto as Exhibit B (the "Guaranty Agreement") pursuant to which Arnie Dunhem has agreed to personally guaranty the Borrower's obligations under this Promissory Note to the Lender.

         No delay or omission on the part of Lender in the exercise of any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver by Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right and/or remedy as to any future occasion.

         Borrower agrees that in the event of a default in the payment of any installment of principal upon the date when the same severally become due hereunder, or, if each and every one of the terms and conditions of this Promissory Note are not duly performed, complied with, or abided by, the whole of said indebtedness then outstanding shall thereupon, at the option of Lender, become immediately due and payable. If this Promissory Note becomes in default and is placed in the hands of an attorney, the undersigned agrees to pay any and costs, charges and expenses incurred by Lender in the enforcement of its rights hereunder, including, but not limited to, reasonable trial and appellate attorney's fees, as well as all fees and expenses incurred in enforcing and collecting any judgment.


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         The undersigned and all persons now or hereafter  becoming obligated or liable for the payment hereof do jointly and severally waive demand, notice of non-payment, protest, notice of dishonor and presentment.

         The undersigned does not intend or expect to pay, nor does Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by Lender, and any such excess shall be credited by Lender to the balance hereof.

         Each maker, endorser, or any other person, firm or corporation now or hereafter becoming liable for the payment of the loan evidenced by this Promissory Note, hereby consents to any renewals, extensions, modifications, release of security, or any indulgence shown to or any dealings between Lender and any party now or hereafter obligated hereunder, without notice, and jointly and severally agree, that they shall remain liable hereunder notwithstanding any such renewals, extensions, modifications or indulgences, until the debt evidenced hereby is fully paid.

         Principal may be prepaid in whole or in part at any time prior to the maturity of this Promissory Note. There is no prepayment fee or penalty. Each prepayment of principal shall be applied against the payments last due under this Promissory Note. No partial prepayment of principal shall act to suspend, postpone or waive any regularly scheduled payment of principal under this Promissory Note.

         Any payment of principal under this Promissory Note which is not promptly paid on the date such payment becomes due, shall bear interest at the rate of eighteen (18) percent per annum, or the highest permitted by law, if lower, commencing on the date immediately following the day upon which the payment was due. Upon the occurrence of any event of default as defined herein, all sums outstanding under this Promissory Note shall thereupon immediately bear interest at the rate of eighteen (18) percent per annum, or the highest permitted by law, if lower, without notice to the undersigned or any guarantor or endorser of this Promissory Note, and without any affirmative action or declaration on the part of Lender. This Promissory Note shall be construed and enforced according to the laws of the State of New Jersey, excluding all principles of choice of laws, conflict of laws or comity. Each person now or hereafter becoming obligated for the payment of the indebtedness evidenced hereby expressly consents to personal jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, in the event of any litigation in any way arising out of the loan evidenced hereby, or any property given as collateral for the loan.

         The terms of this promissory note may not be changed orally.


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         BORROWER HEREBY  KNOWINGLY,  VOLUNTARILY AND  INTENTIONALLY  WAIVES THE
RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS PROMISSORY NOTE, OR
ANY  LOAN  DOCUMENTS   EXECUTED  IN  CONNECTION   HEREWITH,   OR  THE  FINANCING
CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING THE LOAN EVIDENCED BY THIS PROMISSORY NOTE.

                                      ARIEL WAY, INC.

                                      By: _______________________________
                                      Name:    Arne Dunhem
                                      Title:   CEO


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                                    EXHIBIT A

                           PLEDGE AND ESCROW AGREEMENT


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                                    EXHIBIT B

                               GUARANTY AGREEMENT